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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders
Talk City, Inc.:

   We consent to the use of our "Independent Auditor's Report" incorporated herein by reference.

                                          KPMG LLP

Mountain View, California
July 19, 1999